UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22323

Nuveen Enhanced Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2015

NUV
Nuveen Municipal Value Fund, Inc.

NUW
Nuveen AMT-Free Municipal Value Fund

NMI
Nuveen Municipal Income Fund, Inc.

NEV
Nuveen Enhanced Municipal Value Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage	10

Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	68

Statement of Operations	69

Statement of Changes in Net Assets	70

Financial Highlights	72

Notes to Financial Statements	76

Additional Fund Information	88

Glossary of Terms Used in this Report	89

Reinvest Automatically, Easily and Conveniently	91

Annual Investment Management Agreement Approval Process	92

Board Members & Officers	100

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy's underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.
Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies' fragile growth, while Chinese authorities have stepped up efforts to manage China's slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world's central banks remain under intense scrutiny.
In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 21, 2015

4	Nuveen Investments

Portfolio Managers' Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Tom has managed NUV since its inception in 1987, adding NUW at its inception in 2009. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2015?
During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed's 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.
The Fed changed its language slightly in December 2014, indicating it would be "patient" in normalizing monetary policy. This shift helped ease investors' worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated "patient" from its statement, but also highlighted the policymakers' less optimistic view of the economy's overall health as well as downgraded their inflation projections. The Fed's April meeting seemed to further signal
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers' Comments (continued)
that a June rate hike was off the table. While the Fed attributed the first quarter's economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed's criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.
During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed's goals of maximum employment and inflation approaching 2%. At the Fed's October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)
The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government's gross domestic product (GDP) "second" estimate, the U.S. economy increased at a 2.1% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.2% essentially unchanged year-over-year as of October 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of October 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered "full employment" by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for September 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended September 2015 (most recent data available at the time this report was prepared).
The municipal bond market traded sideways, meaning it ended the reporting period nearly where it started, with considerable volatility in between. With the Fed delaying the start of its interest-rate normalization at each successive policy meeting, yet still signaling that a rate hike was likely in 2015, market participants remained highly focused on reassessing the Fed's timing. Complicating the forecasts were global macroeconomic concerns, particularly related to China's slowdown and currency devaluations around the world, as well as an easing of inflation concerns, driven by a stronger U.S. dollar and weakening commodity prices.
The municipal market's supply-demand balance generally remained favorable over this reporting period. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended October 31, 2015, municipal bond issuance nationwide totaled $416.9 billion, an increase of 30.4% from the issuance for the twelve-month period ended October 31, 2014. The elevation in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is elevated, but the net is not and this has been an overall positive technical factor on municipal bond investment performance.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2015?
Despite the volatility during this reporting period, the low interest rate environment continued to attract investors to spread products, including municipal bonds. Credit spreads relative to Treasuries continued to tighten, helping the broad municipal market achieve a small gain during the twelve-month reporting period. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

6	Nuveen Investments

Much of our trading activity was focused on reinvesting the cash from called bonds. The low interest rate environment continued to make refunding deals attractive to bond issuers and we continued to see higher levels of this activity in the municipal market during the reporting period, as bond issuers sought to lower costs through refinancings.
In general, these four Funds maintained their overall positioning strategies, emphasizing intermediate and longer maturities, lower rated credits and sectors offering higher yields. Additionally, we have become more selective at the individual issue level. As investor demand for municipal securities has increased and created a slight supply-demand imbalance, we've started to see underwriters bring new issues to market that are structured with terms more favorable to the issuer and perhaps less advantageous to the investor than in the recent past. In cases where our convictions have been less certain, we've sought compensation for the additional risk or have passed on the opportunity all together.
In NUV and NUW, we added bonds issued for the City of Chicago and New Jersey because the credits were available at attractive prices, particularly given the insured structure of the Chicago bond and the higher credit quality of the New Jersey issue.
NMI continued to emphasize medium to lower rated credits, with overweights to A rated bonds and below and underweights to AAA and AA rated bonds, as compared to the S&P Municipal Bond Index. NMI's allocation to the AAA rated segment did increase slightly during the reporting period, while the weighting in A rated bonds fell. This shift reflected an increase in advance refunding activity (as pre-refunded bonds are escrowed in U.S. Treasury or other government securities), rather than an active trading strategy. The Fund's largest sector overweight was in health care, while state and local general obligation (GO) bonds were its main underweight position. The health care sector has been an attractive source of ideas for us, as the advent of the Affordable Health Care Act has encouraged health care providers to increase the scale of their businesses through affiliations and consolidations.
Trading activity was relatively light in NEV, with minimal call activity. In fact, as of the close of the reporting period, NEV's call exposure for the next one to two years was the lowest among the four Funds. Overall, we remained comfortable with the Fund's positioning in lower rated credits offering relatively higher yields in those sectors we expect to perform well as high yield municipal credit spreads continue to contract. Additions to NEV's portfolio during the reporting period included a bond issued for 3 World Trade Center, an office building currently under construction as part of the redevelopment of Lower Manhattan and a Chicago GO bond, which we believed was priced below what its fundamentals merited. The Chicago GO rallied since that time, as the market recovered from the sell-off and the passage of a property tax increase was seen as a positive development.
Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, call activity in all of the Funds except NEV was elevated during the reporting period, providing ample cash and driving much of our trading. In NEV, we eliminated a position in a Puerto Rico bond issued for Ana G. Mendez University Hospital. Although the Ana G. Mendez Hospital bond did not have direct exposure to the government of Puerto Rico, a declining fundamental backdrop led us to sell the position. We also sold some of NEV's San Antonio Convention Center and Brooklyn Arena credits, both of which were trading at high premiums at the time of sale. NMI also sold some holdings during the reporting period. We took advantage of the late spring/early summer municipal bond market sell-off to try to bolster the Fund's distributable income by a series of swaps and transactions designed to take advantage of the higher yield levels then available in the marketplace.
In addition, NUV trimmed some of its holding of American Airlines common stock, which performed well as the company has emerged from bankruptcy. The Fund received American Airlines stock when its holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. At the end of the reporting period, the Fund held 0.2% of American Airlines common stock, which over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
As of October 31, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NEV also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark. Since interest rates decreased during the reporting period, the swap contracts had a negative impact on performance.

Nuveen Investments	7

Portfolio Managers' Comments (continued)
How did the Funds perform during the twelve-month reporting period ended October 31, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and since inception periods ended October 31, 2015. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
For the twelve months ended October 31, 2015, the total returns at NAV for all four of these Funds exceeded the return for the national S&P Municipal Bond Index. NUV, NUW and NMI outperformed the average return for the Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average, while NEV surpassed the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average return.
Key management factors that influenced the Funds' returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds' performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.
In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. As interest rates remained relatively stable over the reporting period, the higher yields at the longer end of the maturity range provided a boost to their total returns. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. In general, duration and yield curve positioning was a significant driver of relative outperformance versus the benchmark for NUV, NUW and NMI during this reporting period and contributed a small gain to NEV's performance. For NUV and NUW, exposure to zero coupon bonds was especially helpful, as these bonds performed well in this reporting period due to their higher durations. NMI and NEV had much lower weightings in zero coupon bonds than the other two Funds, which resulted in a smaller contribution to performance.
During this reporting period, lower rated bonds generally outperformed higher quality bonds. Investors have been more willing to accept risk, as credit fundamentals have broadly continued to improve and demand for higher-yielding assets remained robust in the low interest-rate environment. For the four Funds, credit exposure had a positive impact on performance. These Funds tended to have overweights in A rated and BBB rated bonds, which outperformed the benchmark, and underweights in the AAA rated and AA rated categories, which lagged the benchmark. Among the four Funds, NMI had the highest weightings in A rated and BBB rated credits, with the lowest weightings in AAA rated and AA rated bonds. Conversely, NUV had the lowest allocation to A rated and BBB rated bonds and the highest allocation to AAA rated and AA rated bonds.
Sector allocation also had a small, but positive effect on relative performance for the four Funds. For this reporting period, tobacco was the best performing sector in the municipal market by a wide margin. Tobacco settlement bonds, which are repaid from the money U.S. tobacco companies owe to states under the 1998 Master Settlement Agreement, rallied strongly during this reporting period on several positive developments. After a decade of falling smoking rates, tobacco shipments were up year-to-date in 2015. Declining commodity prices have provided smokers with more disposable income to buy cigarettes after filling their gas tanks and paying their heating bills. Higher tobacco revenues are bolstering confidence that the tobacco settlement bonds can make timely payments. The sector also benefited from a constructive development on the litigation front. In October 2015, a dispute between the New York Attorney General and tobacco companies was settled, releasing funds from an escrow account to the state and making the money available for bond payments. The municipal market viewed this favorably, as several other states with disputed money held in escrow also may be likely to reach a settlement. The release of these funds would mean an improvement in the sector's fundamentals and possibly these bonds' credit ratings, many of which are rated below investment grade. We would also point out that, as the tobacco sector has been trading at deeply discounted levels, the rally had considerable upside, further boosting performance during this reporting period. Relative to the benchmark, all four Funds held overweight exposures to tobacco bonds, which was beneficial to performance.

8	Nuveen Investments

NUV also benefited from its holding of strong performing American Airlines common stock, as described earlier in the key strategies section. American's share price rose, in part, due to a boost in profits from lower fuel prices.
Although NMI's performance was modestly helped by its tobacco exposure, the Fund's most advantageous sector positioning was an underweighting in the GO and tax-backed sectors. Sectors with comparatively lower yields and higher credit quality, such as GOs and pre-refunded bonds, lagged the broad municipal market. For NMI, an overweight allocation to pre-refunded bonds mildly detracted. NEV's sector allocations also had a positive impact on relative performance, led by the tobacco group. Other notable contributors included the education and health care sectors, as well as corporate-backed municipal bonds. Credit selection within these particular sectors added further to relative gains, especially in charter schools, hospitals and airlines. However, NEV's underweight to the public power sector detracted somewhat from performance, as the sector outperformed the broader municipal market when PREPA (Puerto Rico's power authority) bonds rallied.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that NUV and NEV had limited exposure to Puerto Rico debt, 0.33% and 0.78%, respectively, at the end of the reporting period, while NUW and NMI did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

Nuveen Investments	9

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to its comparative benchmark was the Fund's use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of the Funds over this reporting period.
As of October 31, 2015, the Funds' percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.66%	7.02%	8.94%	33.42%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

10	Nuveen Investments

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of October 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Ex-Dividend Date	NUV	NUW	NMI	NEV
November 2014	$0.0345	$0.0670	$0.0425	$0.0800
December	0.0345	0.0670	0.0425	0.0800
January	0.0345	0.0650	0.0425	0.0800
February	0.0345	0.0650	0.0425	0.0800
March	0.0345	0.0650	0.0425	0.0800
April	0.0345	0.0650	0.0425	0.0800
May	0.0345	0.0650	0.0425	0.0800
June	0.0325	0.0650	0.0415	0.0800
July	0.0325	0.0650	0.0415	0.0800
August	0.0325	0.0650	0.0415	0.0800
September	0.0325	0.0650	0.0415	0.0800
October 2015	0.0325	0.0650	0.0415	0.0800

Ordinary Income Distribution*	$0.0009	$0.0052	$0.0052	$0.0060

Market Yield**	3.87%	4.53%	4.51%	6.24%
Taxable-Equivalent Yield**	5.38%	6.29%	6.26%	8.67%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of October 31, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the

Nuveen Investments	11

Share Information (continued)
composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
EQUITY SHELF PROGRAMS
During the current reporting period, the following Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional shares:

	NUW	NEV
Additional shares authorized	1,200,000	5,200,000
During the current reporting period, NUW sold common shares through its equity shelf program at a weighted average premium to its NAV per share as shown in the accompanying table.

NUW
Shares sold through equity shelf program	122,737
Weighted average premium to NAV per share sold	1.36%
As of February 28, 2014, NUW's shelf offering registration statements was no longer current. Therefore, the Fund was unable to issue additional shares under its equity shelf programs until a post-effective amendment to the Fund's registration statement was filed with the Securities and Exchange Commission (the "SEC"). On January 27, 2015, a post-effective amendment to NUW's registration statement was filed with the SEC and therefore, NUW may issue additional shares under its equity shelf program.
SHARE REPURCHASES
During August 2015, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Shares cumulatively repurchased and retired	0	0	0	0
Shares authorized for repurchase	20,565,000	1,335,000	830,000	2,110,000
OTHER SHARE INFORMATION
As of October 31, 2015, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$10.20	$17.17	$11.47	$15.59
Share price	$10.07	$17.22	$11.05	$15.38
Premium/(Discount) to NAV	(1.27)%	0.29%	(3.66)%	(1.35)%
12-month average premium/(discount) to NAV	(4.11)%	(1.20)%	(0.03)%	(2.95)%

12	Nuveen Investments

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV).
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NEV.

Nuveen Investments	13

NUV
Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NUV at NAV	3.94%	5.57%	4.99%
NUV at Share Price	8.86%	4.98%	5.56%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	3.66%	5.49%	4.88%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Common Stocks	0.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations	100.5%
Floating Rate Obligations	(0.5)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.3%
AA	51.3%
A	15.3%
BBB	8.3%
BB or Lower	9.5%
N/R (not rated)	1.1%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.6%
Health Care	17.7%
Transportation	15.8%
Tax Obligation/General	13.2%
U.S. Guaranteed	8.9%
Consumer Staples	6.7%
Utilities	5.2%
Other	11.9%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.7%
Texas	13.5%
California	12.6%
Florida	6.5%
Colorado	5.5%
Michigan	5.3%
New York	4.6%
Ohio	4.1%
Wisconsin	3.3%
Indiana	2.7%
Nevada	2.7%
New Jersey	2.7%
Virginia	2.5%
Other	19.3%
Total	100%

Nuveen Investments	15

NUW
Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
			Since
	1-Year	5-Year	Inception
NUW at NAV	4.56%	5.58%	8.14%
NUW at Share Price	6.79%	4.86%	7.52%
S&P Municipal Bond Index	2.87%	4.41%	5.71%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	3.66%	5.49%	6.22%
Since inception returns are from 2/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.5%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations	103.1%
Floating Rate Obligations	(3.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	19.1%
AA	35.1%
A	22.2%
BBB	14.7%
BB or Lower	7.6%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.5%
U.S. Guaranteed	16.8%
Tax Obligation/General	14.7%
Health Care	12.2%
Transportation	11.2%
Utilities	9.3%
Consumer Staples	6.5%
Other	11.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	12.1%
California	11.5%
Florida	8.1%
Indiana	7.3%
Louisiana	7.2%
Colorado	6.2%
Texas	6.2%
Wisconsin	5.8%
Ohio	5.7%
Michigan	4.1%
Nevada	4.1%
Arizona	3.4%
Other	18.3%
Total	100%

Nuveen Investments	17

NMI
Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NMI at NAV	4.08%	6.30%	5.68%
NMI at Share Price	2.31%	4.81%	5.65%
S&P Municipal Bond Index	2.87%	4.41%	4.69%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	3.66%	5.49%	4.88%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.5%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations	103.5%
Floating Rate Obligations	(3.5)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.3%
AA	29.8%
A	24.1%
BBB	23.2%
BB or Lower	5.8%
N/R (not rated)	5.8%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.9%
Tax Obligation/Limited	12.6%
Tax Obligation/General	11.7%
Utilities	11.5%
Education and Civic Organizations	10.0%
Transportation	9.2%
U.S. Guaranteed	6.7%
Consumer Staples	4.7%
Other	10.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	18.3%
Texas	9.6%
Illinois	9.1%
Missouri	8.8%
Colorado	7.9%
Wisconsin	5.7%
Florida	5.5%
Ohio	4.9%
New York	3.9%
Pennsylvania	3.4%
Tennessee	2.5%
Kentucky	2.4%
Other	18.0%
Total	100%

Nuveen Investments	19

NEV
Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Average Annual
			Since
	1-Year	5-Year	Inception
NEV at NAV	5.68%	7.80%	8.01%
NEV at Share Price	9.90%	7.99%	7.11%
S&P Municipal Bond Index	2.87%	4.41%	4.60%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.65%	7.47%	6.53%
Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	102.3%
Common Stocks	1.0%
Other Assets Less Liabilities	2.3%
Net Assets Plus Floating Rate Obligations	105.6%
Floating Rate Obligations	(5.6)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.0%
AA	39.6%
A	19.4%
BBB	12.7%
BB or Lower	10.0%
N/R (not rated)	7.6%
N/A (not applicable)	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.0%
Health Care	19.0%
Transportation	10.4%
Education and Civic Organizations	10.4%
Tax Obligation/General	6.9%
Consumer Staples	5.8%
Utilities	4.2%
U.S. Guaranteed	4.1%
Water and Sewer	4.1%
Other	12.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.3%
Illinois	11.1%
Ohio	9.7%
Florida	6.8%
Pennsylvania	6.2%
Wisconsin	6.1%
Georgia	5.2%
Arizona	3.8%
Colorado	3.7%
New York	3.6%
Louisiana	3.1%
Kansas	2.7%
Texas	2.6%
Other	19.1%
Total	100%

Nuveen Investments	21

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2015 for NUV, NUW, NMI and NEV; at this meeting the shareholders were asked to elect Board Members.

	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	shares	shares	shares	shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	175,002,439	11,786,645	7,102,194	19,243,710
Withhold	3,880,104	260,513	227,979	272,235
Total	178,882,543	12,047,158	7,330,173	19,515,945
William J. Schneider
For	174,711,049	11,778,697	7,054,800	19,234,601
Withhold	4,171,494	268,461	275,373	281,344
Total	178,882,543	12,047,158	7,330,173	19,515,945
Thomas S. Schreier, Jr.
For	175,035,960	11,782,853	7,102,613	19,245,681
Withhold	3,846,583	264,305	227,560	270,264
Total	178,882,543	12,047,158	7,330,173	19,515,945

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm
To the Board of Directors/Trustees and Shareholders of
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc. and Nuveen Enhanced Municipal Value Fund (the "Funds") as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through October 31, 2013, were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
December 28, 2015

Nuveen Investments	23

NUV
Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.0%
	MUNICIPAL BONDS – 98.8%
	Alaska – 0.1%
$2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/16 at 100.00	B	$2,462,062
	Arizona – 0.8%
2,500	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,720,200
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	2,464,764
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	6,257,776
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	4,675,151
14,915	Total Arizona			16,117,891
	Arkansas – 0.3%
1,150	Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Refunding & Improvement Series 2007, 4.750%, 10/01/33 (Pre-refunded 10/01/17) – SYNCORA GTY Insured	10/17 at 100.00	A– (4)	1,239,896
5,650	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.750%, 11/01/18 – AGM Insured	No Opt. Call	AA	5,880,294
6,800	Total Arkansas			7,120,190
	California – 12.4%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	3,773,639
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	AA–	5,576,100
4,985	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Series 2006, 0.000%, 6/01/33	1/16 at 36.77	CCC	1,411,553
3,275	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B	3,281,747
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,085,700
6,000	5.000%, 4/01/37 (UB) (5)	4/16 at 100.00	A+	6,076,980
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	4,436,548
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,551,501
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	2,237,629
5,025	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Series 2005K, 5.000%, 11/01/23 (Pre-refunded 12/01/15)	12/15 at 100.00	A+ (4)	5,044,849
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,834,966
4,400	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	AA–	4,591,752
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	AA–	16,983,520
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,613,500

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$925	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/16 at 100.00	BBB+	$928,968
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,680,375
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,983,364
14,145	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/43 – AMBAC Insured	No Opt. Call	Aa3	3,558,882
6,120	Chino Valley Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006D, 0.000%, 8/01/30	8/16 at 51.12	Aa2	3,098,801
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	Aa1 (4)	5,580,950
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA–	2,683,944
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured	8/17 at 42.63	AA	6,621,290
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	1,656,190
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)	No Opt. Call	Aaa	27,082,800
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
23,995	4.500%, 6/01/27	6/17 at 100.00	B+	23,548,213
14,475	5.000%, 6/01/33	6/17 at 100.00	B	12,913,291
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,273,995
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 (Pre-refunded 8/01/16) – AGC Insured	8/16 at 102.00	AA (4)	4,755,825
	Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,027,975
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,982,143
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	1,533,868
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28	2/28 at 100.00	AA	2,644,789
2,315	0.000%, 8/01/43	8/35 at 100.00	AA	1,619,991
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	4,790,370
	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C:
7,200	0.000%, 8/01/29 – NPFG Insured	8/17 at 54.45	Aa2	3,786,984
11,575	0.000%, 8/01/31 – NPFG Insured	8/17 at 49.07	Aa2	5,486,550
2,620	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,426,695
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	2,602,884
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	4,933,712
2,125	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/17 at 100.00	A3	2,171,793
4,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	4,132,200

Nuveen Investments	25

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	$16,138,688
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	2,058,944
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	2,036,523
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41	2/21 at 100.00	BBB+	300,640
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured	No Opt. Call	AA–	8,334,665
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,275,900
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AAA	8,946,635
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured	No Opt. Call	AA+	4,036,100
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/48	No Opt. Call	AA	1,079,264
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	1,946,220
1,090	University of California, General Revenue Bonds, Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	AA	1,228,648
210	University of California, General Revenue Bonds, Series 2009O, 5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	241,960
321,140	Total California			260,631,013
	Colorado – 5.4%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	5,089,250
5,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	5,272,384
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	7,762,213
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,846,591
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	17,518,137
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	AA	775,065
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2012A, 5.000%, 3/01/41	3/22 at 100.00	Aa2	2,209,720
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
1,000	4.000%, 11/15/15	No Opt. Call	A+	1,001,640
2,750	5.000%, 11/15/25	No Opt. Call	A+	3,280,393
2,200	5.000%, 11/15/29	11/22 at 100.00	A+	2,583,526
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,709,798
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,450	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	5,732,937
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	13,343,153
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	8,953,220
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	2,482,160

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
$7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	$4,381,454
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,425,802
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	5,116,350
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.700%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured	6/16 at 100.00	N/R (4)	7,230,440
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 11/01/26	11/21 at 100.00	Baa1	5,791,100
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	4,224,563
145,565	Total Colorado			113,729,896
	Connecticut – 1.0%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,627,170
15,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	15,381,300
8,355	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (6)	No Opt. Call	N/R	551,195
3,000	University of Connecticut, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/15/16	No Opt. Call	AA	3,034,080
27,855	Total Connecticut			20,593,745
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,267,000
	Florida – 6.4%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	3,375,150
4,000	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	AA–	4,110,600
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34	No Opt. Call	AA–	3,184,266
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40	10/24 at 100.00	A+	2,536,358
2,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A	2,717,231
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	5,420,200
4,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A	4,513,029
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children's Hospital, Series 2010A, 6.000%, 8/01/46	8/21 at 100.00	A+	10,861,254
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	2,250,920
6,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B, 5.500%, 10/01/36	10/19 at 100.00	A	6,821,160
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/29	10/20 at 100.00	A	4,409,440
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	4,421,560

Nuveen Investments	27

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA	$10,857,990
2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA	3,006,430
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 100.00	AA+	11,857,774
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/43	11/22 at 100.00	BBB+	3,437,623
9,440	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	9,987,426
8,175	Saint John's County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – BHAC Insured	10/16 at 100.00	AA+ (4)	8,524,400
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,621,775
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/34	5/25 at 100.00	AA–	6,968,181
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
3,035	5.000%, 8/15/19	8/17 at 100.00	AA	3,266,085
14,730	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	15,352,343
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,710,718
123,885	Total Florida			134,211,913
	Georgia – 0.1%
2,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/34	5/25 at 100.00	AA–	2,881,725
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	385,787
	Hawaii – 0.2%
3,625	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2009A, 5.250%, 4/01/32 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	4,153,525
	Illinois – 14.5%
5,125	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – NPFG Insured	4/16 at 100.00	AA– (4)	5,225,860
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–	11,267,960
7,195	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	2,970,887
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AA+	1,562,055
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
2,585	4.750%, 1/01/30 – AGM Insured	1/16 at 100.00	AA	2,587,404
5,000	4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	5,003,300
3,520	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2006A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	3,543,654
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	1/16 at 100.00	AA–	285,248
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/16 at 100.00	AA	7,757,905
3,500	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	3,513,440
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	2,754,305
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – AGM Insured	12/16 at 100.00	AA	3,136,421

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	$9,220,770
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	3,387,107
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	No Opt. Call	AAA	5,550,050
13,070	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	12,211,561
14,960	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	14,510,451
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured	No Opt. Call	A2	1,685,610
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	2,145,675
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	3,319,620
4,845	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,575,432
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	5,798,832
2,000	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	2,180,620
4,260	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	4,621,930
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	611,850
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	886,058
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,782,875
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	3,203,880
5,245	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 9.282%, 7/01/46 (Pre-refunded 7/01/17) (IF) (5)	7/17 at 100.00	AA+ (4)	6,020,578
4,475	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	4,739,562
1,750	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	1,886,308
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 – AMBAC Insured	6/16 at 100.00	A	3,802,050
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	700,084
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	6,132,230
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CC	4,241,800
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	13,950,551
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B:
3,070	5.500%, 6/15/20 – NPFG Insured	6/17 at 101.00	AA–	3,323,920
3,950	5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AA–	4,274,493
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B:
705	5.500%, 6/15/20 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	768,450
1,765	5.550%, 6/15/21 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	AA– (4)	1,925,280

Nuveen Investments	29

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
$9,415	0.000%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	$9,198,737
9,270	0.010%, 6/15/18 – FGIC Insured	No Opt. Call	BBB+	8,831,529
2,905	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,872,348
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AA–	6,907,075
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AA–	3,079,172
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AA–	3,123,342
11,670	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AA–	6,637,313
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AA–	10,710,200
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AA–	2,304,324
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AA–	9,154,699
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AA–	8,334,480
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AA–	8,470,314
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	3,908,574
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AA–	8,509,079
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured	No Opt. Call	AA	7,889,368
1,160	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 – AGC Insured	3/17 at 100.00	AA	1,170,220
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	3,887,287
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	3,161,940
4,900	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	AA–	4,963,700
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	698,880
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured	No Opt. Call	A3	1,493,793
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	707,868
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004:
3,680	0.000%, 11/01/16 – FGIC Insured	No Opt. Call	AA–	3,651,701
3,330	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,719,744
2,945	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/15 – AGM Insured	No Opt. Call	AA	2,944,971
385,780	Total Illinois			304,396,724
	Indiana – 2.7%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/17 at 100.00	BB+	301,047
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	5,431,592
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA–	2,251,710
1,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,735,317
3,000	Indiana Finance Authority, State Revolving Fund Program Bonds, Series 2006A, 5.000%, 2/01/16	No Opt. Call	AAA	3,037,410

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$4,000	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	$4,292,000
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,382,345
970	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,010,449
1,030	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,099,051
8,235	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	8,558,883
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	11,352,750
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,868,712
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	10,440,386
2,565	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.750%, 1/15/32	7/20 at 100.00	N/R	2,827,015
60,745	Total Indiana			56,588,667
	Iowa – 1.3%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	15,380,150
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	1/16 at 100.00	B+	165,272
7,000	5.625%, 6/01/46	1/16 at 100.00	B+	6,774,600
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,926,819
26,640	Total Iowa			27,246,841
	Kansas – 0.2%
4,660	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	3,429,527
	Kentucky – 0.4%
755	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	756,910
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,905,908
1,170	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	1,235,766
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39	7/31 at 100.00	Baa3	4,309,680
9,675	Total Kentucky			8,208,264
	Louisiana – 1.8%
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	13,019,640
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB+	2,719,263
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB+	6,435,469
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,640	5.250%, 5/15/38	5/17 at 100.00	Baa1	2,758,906
1,375	5.375%, 5/15/43	5/17 at 100.00	Baa1	1,437,384

Nuveen Investments	31

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
$1,005	5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	$1,077,913
525	5.375%, 5/15/43 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	564,097
5,000	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/37 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	5,205,550
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	5,118,650
35,305	Total Louisiana			38,336,872
	Maine – 0.1%
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,190,553
	Maryland – 0.6%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,300	5.250%, 9/01/17 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,339,117
3,240	4.600%, 9/01/30 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	3,289,637
1,545	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,576,904
2,500	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	BB	2,551,375
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	BBB	1,133,024
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	1,699,350
11,135	Total Maryland			11,589,407
	Massachusetts – 1.9%
3,550	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	7/18 at 100.00	AAA	3,923,105
1,450	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,620,274
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	2,367,372
1,347	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (6), (7)	1/16 at 103.00	D	39,758
987	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (6), (7)	1/16 at 17.71	D	29,126
1,526	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (6), (7)	1/16 at 103.00	D	45,063
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	529,150
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,570,342
11,615	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	12,173,913
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	10,371,005
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/29 – NPFG Insured	No Opt. Call	AA–	670,300
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6, 5.500%, 8/01/30	1/16 at 100.00	Aaa	321,354
5,005	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/41 (Pre-refunded 8/01/16)	8/16 at 100.00	AA+ (4)	5,179,374
40,790	Total Massachusetts			39,840,136

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 5.2%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
$2,065	6.000%, 10/01/33	10/23 at 100.00	N/R	$1,695,510
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	1,985,735
8,335	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/15 at 100.00	B–	8,110,622
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,533,931
3,700	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,987,194
273	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/16	1/16 at 100.00	A3	273,389
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
11,160	5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	11,313,561
6,755	4.500%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	6,775,333
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,618,180
3,395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,679,195
7,525	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 – FGIC Insured	7/18 at 100.00	AA+	8,147,242
1,775	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	1/16 at 100.00	AA–	1,780,929
2,955	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	2,994,952
670	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	1/16 at 100.00	A3	672,238
2,200	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2005B, 4.750%, 7/01/34 – BHAC Insured	No Opt. Call	AA+	2,304,896
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
165	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	167,219
5,250	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	5,260,553
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,154,900
1,487	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A, 5.375%, 4/01/16	1/16 at 100.00	AA–	1,490,412
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	BBB+	2,060,721
4,600	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	5,038,472
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/35	6/22 at 100.00	AA	5,593,500
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/29	10/20 at 100.00	AAA	2,474,112
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	5,569,850
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/30	10/25 at 100.00	Aa2	11,570,700
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	3,139,436
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,386,544

Nuveen Investments	33

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005:
$1,465	4.750%, 12/01/18 (Pre-refunded 12/01/15) – AGC Insured (Alternative Minimum Tax)	12/15 at 100.00	AA (4)	$1,470,772
2,560	5.000%, 12/01/34 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	N/R (4)	2,570,342
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	1,195,282
104,515	Total Michigan			110,015,722
	Minnesota – 0.8%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/16 at 100.00	A+	1,756,283
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	7,457,666
6,730	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36 (Pre-refunded 11/15/16)	11/16 at 100.00	Aaa	7,072,422
14,855	Total Minnesota			16,286,371
	Missouri – 1.2%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	3,777,058
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	13,226,280
2,600	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/25 – NPFG Insured	12/16 at 100.00	AA–	2,702,258
5,055	Springfield Public Utilities Board, Missouri, Certificates of Participation, Series 2012, 5.000%, 12/01/15	No Opt. Call	AA	5,076,433
23,120	Total Missouri			24,782,029
	Nebraska – 0.4%
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	1,516,284
2,215	Nebraska Public Power District, General Revenue Bonds, Series 2006A, 5.000%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	2,233,407
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%, 2/01/39 (Pre-refunded 2/01/18)	2/18 at 100.00	AA (4)	5,534,000
8,615	Total Nebraska			9,283,691
	Nevada – 2.7%
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2007A-1, 5.000%, 7/01/26 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A+	2,110,720
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	5,883,245
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	AA+	6,080,882
10,000	5.000%, 6/01/34	12/24 at 100.00	AA+	11,597,300
9,000	5.000%, 6/01/39	12/24 at 100.00	AA+	10,283,580
275	Nevada State, General Obligation Bonds, Municipal Bond Bank Projects R9A-R12, Refunding Series 2005F, 5.000%, 12/01/16 – AGM Insured	1/16 at 100.00	AA+	276,133
5,040	Nevada State, Unemployment Compensation Fund Special Revenue Bonds, Series 2013, 5.000%, 6/01/16	No Opt. Call	AAA	5,183,287
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	9,836,300
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.924%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,012,100
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B1	1,606,290
50,610	Total Nevada			55,869,837

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.1%
$1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	$1,657,170
	New Jersey – 2.7%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,010,696
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/16 at 100.00	AA–	2,582,972
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	3,416,292
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/34	1/17 at 41.49	A–	1,871,447
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/31	No Opt. Call	A–	3,992,479
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	14,049,900
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	11,760,120
5,820	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	No Opt. Call	A–	5,925,284
205	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	207,173
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	106,139
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	106,139
70	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	70,760
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	1,265,502
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,335	4.625%, 6/01/26	6/17 at 100.00	B+	4,244,615
6,215	4.750%, 6/01/34	6/17 at 100.00	B–	5,039,495
95,930	Total New Jersey			55,649,013
	New Mexico – 0.1%
1,070	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,210,930
	New York – 4.5%
10,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35 (Pre-refunded 8/15/16)	8/16 at 100.00	N/R (4)	10,351,100
9,490	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	9,897,880
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	2,055,440
5,160	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	5,907,478
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	14,000,508
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/31	12/16 at 100.00	BB	1,539,717
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	10,111,123
3,525	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	3,975,248
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	1,778,398

Nuveen Investments	35

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,320	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	$3,528,695
10,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	10,137,800
2,700	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	3,112,290
3,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/33 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	3,506,718
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	11,530,368
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	3,350,700
88,265	Total New York			94,783,463
	North Carolina – 0.4%
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,136,140
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	1,668,630
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	2,198,116
1,255	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission Health Combined Group, Series 2007, 4.500%, 10/01/31	10/17 at 100.00	AA–	1,278,770
745	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission Health Combined Group, Series 2007, 4.500%, 10/01/31 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	801,106
8,510	Total North Carolina			9,082,762
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	9,469,473
	Ohio – 4.0%
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,373,808
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	640,922
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,615	5.375%, 6/01/24	6/17 at 100.00	B–	6,013,035
6,075	5.125%, 6/01/24	6/17 at 100.00	B–	5,456,444
12,205	5.875%, 6/01/30	6/17 at 100.00	B–	10,913,466
17,165	5.750%, 6/01/34	6/17 at 100.00	B–	15,047,181
4,020	6.000%, 6/01/42	6/17 at 100.00	B	3,520,193
11,940	5.875%, 6/01/47	6/17 at 100.00	B	10,320,577
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	15,022,680
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,067,558
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,405,984
91,140	Total Ohio			84,781,848

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.3%
$1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	$1,649,718
2,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007, 5.125%, 9/01/37	9/17 at 100.00	BBB–	2,073,120
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	AA–	1,911,689
1,250	5.000%, 8/15/29	8/25 at 100.00	AA–	1,480,350
6,240	Total Oklahoma			7,114,877
	Oregon – 0.1%
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/32	10/17 at 100.00	A	3,039,408
	Pennsylvania – 0.6%
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37	No Opt. Call	AA–	989,138
2,715	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	2,964,400
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/43	12/22 at 100.00	AA–	8,200,425
11,465	Total Pennsylvania			12,153,963
	Puerto Rico – 0.3%
76,485	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Caa3	5,130,614
21,000	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	1/16 at 11.66	BB–	1,808,100
97,485	Total Puerto Rico			6,938,714
	Rhode Island – 0.3%
6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured	11/15 at 100.00	AA–	6,267,313
	South Carolina – 1.3%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,560	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA	8,229,061
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	5,902,546
8,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	8,664,640
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,873,677
33,550	Total South Carolina			26,669,924
	Tennessee – 0.7%
2,780	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	2,999,676
7,520	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.625%, 4/01/38 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	8,394,426
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	3,088,980
13,300	Total Tennessee			14,483,082

Nuveen Investments	37

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 13.3%
$2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	$2,057,520
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,826,769
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)	1/16 at 100.00	C	293,825
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	2,584,197
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D, 5.000%, 11/01/38 (Alternative Minimum Tax)	No Opt. Call	A+	8,049,750
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	252,989
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation, Series 2013, 5.000%, 8/15/39	8/23 at 100.00	AA–	5,406,350
6,005	Friendswood Independent School District, Galveston County, Texas, General Obligation Bonds, Schoolhouse Series 2008, 5.000%, 2/15/37	No Opt. Call	AAA	6,464,443
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	29,836,141
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45	6/25 at 100.00	AA	2,839,964
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,248,600
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured	11/31 at 39.79	AA	1,385,977
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	7,108,465
1,845	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/32	11/24 at 100.00	A3	2,054,869
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	5,802,815
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	14,224,223
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	7,071,063
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	5,189,700
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.375%, 8/15/35	2/16 at 100.00	BBB+	5,025,700
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39	8/25 at 100.00	AAA	5,898,547
3,750	Lewisville Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 1996, 0.000%, 8/15/16	No Opt. Call	Aaa	3,742,538
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	2,190,740
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,932,630
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding & Improvement Series 2012, 5.000%, 9/01/26	3/22 at 100.00	AAA	6,345,519
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	37,139,400
5,220	6.500%, 1/01/43	1/25 at 100.00	A1	6,503,963

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$6,320	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	$6,918,125
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	6,821,021
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	9,852,997
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/32	1/25 at 100.00	A2	10,276,630
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (6)	1/16 at 100.00	C	115,000
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Trust 1201, 9.301%, 2/15/30 (IF)	2/17 at 100.00	AA	12,448,083
4,455	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	5,133,096
355	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	423,089
3,970	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	4,485,782
1,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	1,205,399
6,435	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/20	No Opt. Call	AA	6,807,200
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/26	No Opt. Call	A3	2,815,100
10,400	5.000%, 12/15/32	No Opt. Call	A3	11,403,287
	Texas State University System, Financing Revenue Bonds, Refunding Series 2006:
1,990	5.000%, 3/15/27 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA (4)	2,026,019
260	5.000%, 3/15/27 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA (4)	264,719
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	7,812,055
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	3,306,840
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	1,935,920
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	4,061,365
313,220	Total Texas			278,588,424
	Virginia – 2.5%
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,555,575
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	10,732,600
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	14,834,124
1,270	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	No Opt. Call	N/R	1,289,647

Nuveen Investments	39

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
$640	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	$676,506
845	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	893,199
1,415	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	1,496,080
2,505	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	2,647,885
4,405	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/31	6/16 at 100.00	Baa1	4,454,909
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,305,184
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,580,319
1,650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,875,522
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,114,088
50,645	Total Virginia			52,455,638
	Washington – 2.3%
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,197,199
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	2,880,648
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA	13,549,320
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,571,025
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured	10/16 at 100.00	AA	5,055,550
2,320	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured	8/17 at 100.00	AA–	2,444,514
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	6,133,491
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	10,527,235
53,295	Total Washington			47,358,982
	West Virginia – 0.3%
3,000	West Virginia Economic Development Authority, Lease Revenue Bonds, Juvenile & Public Safety Facilities, Refunding Series 2011A, 5.000%, 6/01/16	No Opt. Call	Aa2	3,083,730
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	3,391,290
6,000	Total West Virginia			6,475,020
	Wisconsin – 3.3%
4,000	Milwaukee, Wisconsin, General Obligation Bonds, Series 2011N-3, 5.000%, 5/15/16	No Opt. Call	AA	4,104,840
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior Credit Group, Series 2010E, 5.000%, 11/15/33	11/19 at 100.00	AA+	8,023,087
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17	2/16 at 100.00	A–	1,013,010
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	2,576,590

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$4,390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	$4,727,372
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2009, 6.000%, 12/01/38 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,890,350
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	4,315,955
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	6,231,750
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	7,260,528
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010A, 5.000%, 6/01/30	6/20 at 100.00	AA–	11,021,900
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
2,490	5.750%, 5/01/33	5/19 at 100.00	AA–	2,855,358
8,945	6.250%, 5/01/37	5/19 at 100.00	AA–	10,433,090
2,620	Wisconsin State, General Obligation Bonds, Series 2012-1, 5.000%, 5/01/16	No Opt. Call	AA	2,684,373
60,535	Total Wisconsin			68,138,203
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,309,481
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,156,989
3,885	Total Wyoming			4,466,470
$2,389,785	Total Municipal Bonds (cost $1,900,120,111)			2,070,404,065

Shares	Description (1)			Value
	COMMON STOCKS – 0.2%
	Airlines – 0.2%
97,183	American Airlines Group Inc. (8)			$4,491,798
	Total Common Stocks (cost $2,775,109)			4,491,798

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$841	Las Vegas Monorail Company, Senior Interest Bonds (7), (9)	5.500%	7/15/19	N/R	$42,050
224	Las Vegas Monorail Company, Senior Interest Bonds (7), (9)	3.000%	7/15/55	N/R	8,947
$1,065	Total Corporate Bonds (cost $95,463)				50,997
	Total Long-Term Investments (cost $1,902,990,683)				2,074,946,860
	Floating Rate Obligations – (0.5)%				(11,130,000)
	Other Assets Less Liabilities – 1.5%				32,690,860
	Net Assets – 100%				$2,096,507,720

Nuveen Investments	41

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

42	Nuveen Investments

NUW
Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.5%
	MUNICIPAL BONDS – 101.5%
	Alaska – 0.4%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$740	4.625%, 6/01/23	1/16 at 100.00	Ba1	$740,141
350	5.000%, 6/01/46	1/16 at 100.00	B	293,958
1,090	Total Alaska			1,034,099
	Arizona – 3.5%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40	2/19 at 100.00	Baa1	4,590,800
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,402,666
7,045	Total Arizona			7,993,466
	California – 11.7%
990	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	548,906
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34	4/19 at 100.00	A+	2,934,850
500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 20.022%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	806,380
4,235	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	3,778,086
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	607,230
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	10,840,964
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA	5,542,279
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/44	No Opt. Call	AA	1,221,793
700	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	550,123
37,715	Total California			26,830,611
	Colorado – 6.3%
5,000	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	5,020,050
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	2,835,158
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	2,051,317
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA	4,590,440
18,490	Total Colorado			14,496,965
	Florida – 8.2%
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41 (UB) (4)	10/19 at 100.00	A	10,695,670

Nuveen Investments	43

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1:
$2,500	6.000%, 7/01/38	7/18 at 100.00	AA	$2,831,625
2,000	5.625%, 7/01/38	7/18 at 100.00	AA	2,219,240
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	225,444
865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	518,420
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	166,549
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	5
45	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1, RMKT, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	45,752
905	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.450%, 5/01/23	5/17 at 100.00	N/R	907,996
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	812,473
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	420,838
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (5)	5/18 at 100.00	N/R	9
20,015	Total Florida			18,844,021
	Georgia – 0.8%
445	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	514,433
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB	1,225,840
1,445	Total Georgia			1,740,273
	Illinois – 12.3%
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
355	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	138,567
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	908,190
3,000	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/16 at 100.00	AA	3,011,520
	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006:
465	5.000%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa2 (6)	468,767
260	5.000%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa2 (6)	262,101
1,885	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Refunding Series 2002B, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AAA	1,884,472
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 6.000%, 8/15/39	8/19 at 100.00	AA+	5,802,535
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%, 11/15/37 (Pre-refunded 5/15/19)	5/19 at 100.00	A (6)	4,245,955
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	5,930,000
3,940	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,026,168
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	698,880

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,045	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – FGIC Insured	No Opt. Call	AA–	$811,819
28,100	Total Illinois			28,188,974
	Indiana – 7.4%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39 (Pre-refunded 3/01/19)	3/19 at 100.00	AA – (6)	5,953,500
3,600	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	3,811,752
1,770	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,843,809
1,880	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (6)	2,006,035
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%, 1/01/39	1/19 at 100.00	A+	2,274,180
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,167,945
15,750	Total Indiana			17,057,221
	Iowa – 2.0%
1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	1,638,782
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	1/16 at 100.00	B+	2,904,061
4,620	Total Iowa			4,542,843
	Kansas – 0.1%
260	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	191,347
	Louisiana – 7.3%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	5,629,200
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
5,075	5.375%, 5/15/43	5/17 at 100.00	Baa1	5,305,253
200	5.500%, 5/15/47	5/17 at 100.00	Baa1	209,554
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
1,925	5.375%, 5/15/43 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (6)	2,068,355
75	5.500%, 5/15/47 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (6)	80,729
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,353,496
15,530	Total Louisiana			16,646,587
	Maine – 1.9%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Tender Option Bond Trust 2009-5B, 13.327%, 7/01/39 (IF) (4)	7/19 at 100.00	Aa2	4,468,200
	Maryland – 0.2%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
180	5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	183,793
275	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	280,794
455	Total Maryland			464,587

Nuveen Investments	45

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.6%
$1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015 – XF2181, 13.574%, 8/01/38 (IF)	8/19 at 100.00	AAA	$1,384,160
	Michigan – 4.2%
5,050	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	5,119,488
50	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – NPFG Insured	7/16 at 100.00	AA–	50,639
3,100	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	3,141,695
2,085	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/26 – AGM Insured	10/16 at 61.33	AA	1,262,071
10,285	Total Michigan			9,573,893
	Nevada – 4.2%
1,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AAA	1,129,000
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	6,151,061
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	AA+	2,285,240
8,415	Total Nevada			9,565,301
	New Jersey – 3.4%
1,500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003A, 5.500%, 11/01/15 – AGM Insured	No Opt. Call	AAA	1,500,225
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	2,582,987
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,668,910
6,635	Total New Jersey			7,752,122
	New York – 2.4%
1,530	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,595,759
3,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,667,620
130	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	151,028
4,660	Total New York			5,414,407
	Ohio – 5.8%
5,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (6)	5,787,800
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	6/17 at 100.00	B–	1,891,191
5,910	6.500%, 6/01/47	6/17 at 100.00	B	5,517,753
13,025	Total Ohio			13,196,744
	Oklahoma – 1.0%
2,150	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007, 5.125%, 9/01/37	9/17 at 100.00	BBB–	2,228,604
	Rhode Island – 1.5%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39	5/19 at 100.00	BBB+	3,395,460

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.5%
$5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	$3,364,482
	Texas – 6.3%
3,550	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 46.64	Aaa	1,651,212
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	2,048,977
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/45	1/25 at 100.00	A1	1,011,231
5,435	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (6)	6,018,012
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	1,644,705
2,000	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	2,114,780
15,255	Total Texas			14,488,917
	Virgin Islands – 0.5%
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,127,830
	Virginia – 1.4%
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	1,007,272
2,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38	1/19 at 100.00	BBB+	2,285,380
3,400	Total Virginia			3,292,652
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,695,645
	Wisconsin – 5.9%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/27	2/22 at 100.00	A–	1,135,790
1,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A+ (6)	1,902,198
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	10,420,560
11,605	Total Wisconsin			13,458,548
$241,215	Total Long-Term Investments (cost $195,708,164)			232,437,959
	Floating Rate Obligations – (3.1)%			(7,125,000)
	Other Assets Less Liabilities – 1.6%			3,639,432
	Net Assets – 100%			$228,952,391

Nuveen Investments	47

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

48	Nuveen Investments

NMI
Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.5%
	MUNICIPAL BONDS – 99.5%
	Alabama – 0.5%
$500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/16 at 100.00	AA	$502,910
	Arizona – 1.3%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	660,924
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	589,490
1,100	Total Arizona			1,250,414
	California – 17.3%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	4,609,807
	Brea Olinda Unified School District, Orange County, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,782,060
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,770,553
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,738,230
345	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	BBB–	347,964
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	A	250,933
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.000%, 10/01/29	10/19 at 100.00	BBB+	414,469
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	1/16 at 100.00	CCC	895,150
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
540	4.500%, 6/01/27	6/17 at 100.00	B+	529,945
1,000	5.750%, 6/01/47	6/17 at 100.00	B	922,380
250	Madera County, California, Certificates of Participation, Children's Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	277,850
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	425,010
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	289,025
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24	2/21 at 100.00	A–	459,251
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	534,205
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22	12/21 at 100.00	A+	1,216,860
17,915	Total California			16,463,692
	Colorado – 7.9%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A:
150	5.125%, 12/01/29	12/23 at 100.00	BBB	168,212
250	5.375%, 12/01/33	12/23 at 100.00	BBB	282,100

Nuveen Investments	49

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	$1,100,040
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	BBB+	1,012,030
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	844,478
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	1,154,990
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	1,176,010
815	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	1,011,561
270	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	285,360
500	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	517,650
6,735	Total Colorado			7,552,431
	Florida – 5.5%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	876,053
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/15 at 100.00	N/R	100,020
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	581,095
1,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	1,153,391
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	1,108,940
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	579,633
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	326,402
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	1/16 at 100.00	N/R	525,373
4,825	Total Florida			5,250,907
	Georgia – 2.3%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	Aa3	523,041
715	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.000%, 11/01/25	11/23 at 100.00	BBB+	733,476
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	561,080
355	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	405,864
2,025	Total Georgia			2,223,461
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+	278,668
	Illinois – 9.2%
640	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 4.500%, 11/01/36	11/24 at 100.00	A	636,557

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, Children's Memorial Hospital, Tender Option Bond Trust 1098, 18.266%, 8/15/33 – AGC Insured (IF) (4)	8/18 at 100.00	AA	$1,322,520
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	304,959
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A–	92,129
450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	533,601
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	214,802
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	611,450
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	277,535
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	A–	1,050,161
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (6)	1/16 at 100.00	D	87,956
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB+	1,589,971
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/27	10/22 at 100.00	Baa1	486,770
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	949,664
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	566,920
7,905	Total Illinois			8,724,995
	Indiana – 2.0%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	508,993
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	696,743
100	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	111,507
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	597,680
1,780	Total Indiana			1,914,923
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26	10/21 at 100.00	BBB–	898,569
	Kansas – 0.4%
415	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	418,814
	Kentucky – 2.4%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	573,290
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary's HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,680,450
2,000	Total Kentucky			2,253,740

Nuveen Investments	51

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 0.6%
$500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 (Pre-refunded 1/01/19) – AGM Insured	1/19 at 100.00	AA (5)	$556,310
	Maryland – 2.0%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,092,190
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	219,232
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	546,835
1,710	Total Maryland			1,858,257
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	384,838
1,025	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa2	1,145,344
1,380	Total Michigan			1,530,182
	Minnesota – 0.8%
245	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31	11/22 at 100.00	N/R	245,725
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36 (Pre-refunded 12/01/15)	12/15 at 100.00	BBB– (5)	502,080
745	Total Minnesota			747,805
	Mississippi – 0.4%
360	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	367,160
	Missouri – 8.9%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	295,433
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (4)	12/16 at 100.00	AA+	4,516,350
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	147,767
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	1,053,710
200	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	225,152
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/26	2/22 at 100.00	BBB+	1,064,685
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	556,415
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 5.250%, 10/01/20	10/18 at 103.00	BBB–	558,780
8,015	Total Missouri			8,418,292
	Nebraska – 0.5%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.050%, 9/01/30	5/21 at 100.00	Aa3	444,656

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 0.7%
$100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	$112,140
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
180	4.625%, 6/01/26	6/17 at 100.00	B+	176,247
500	4.750%, 6/01/34	6/17 at 100.00	B–	405,430
780	Total New Jersey			693,817
	New York – 3.9%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	716,090
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	67,473
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	455,388
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	506,890
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	307,864
1,615	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41	2/16 at 100.00	N/R	1,645,378
3,470	Total New York			3,699,083
	North Dakota – 0.6%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	238,572
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	363,279
500	Total North Dakota			601,851
	Ohio – 4.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
300	5.375%, 6/01/24	6/17 at 100.00	B–	272,700
1,020	5.125%, 6/01/24	6/17 at 100.00	B–	916,144
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	1,017,400
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/36	8/21 at 100.00	A2	1,900,150
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	551,375
4,570	Total Ohio			4,657,769
	Oregon – 1.4%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	320,571
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/29	6/22 at 100.00	A1	970,615
1,150	Total Oregon			1,291,186
	Pennsylvania – 3.5%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/40	5/22 at 100.00	AA–	1,086,560
45	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	51,088

Nuveen Investments	53

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$415	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	$481,537
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36	1/25 at 100.00	Baa2	604,705
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB+	1,054,980
3,020	Total Pennsylvania			3,278,870
	South Carolina – 0.6%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A3 (5)	561,873
	Tennessee – 2.5%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	1,368,913
1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,029,660
2,250	Total Tennessee			2,398,573
	Texas – 9.6%
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	362,648
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40	5/25 at 100.00	A+	556,100
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015:
150	20.346%, 1/01/38 (Pre-refunded 1/01/18) (IF) (4)	1/18 at 100.00	A2 (5)	237,051
850	20.238%, 1/01/38 (Pre-refunded 1/01/18) (IF) (4)	1/18 at 100.00	A2 (5)	1,320,441
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	181,056
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	447,864
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/38	1/25 at 100.00	A2	553,820
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Baa2	252,490
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	327,758
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
1,165	5.000%, 12/15/27	No Opt. Call	A3	1,299,976
505	5.000%, 12/15/28	No Opt. Call	A3	559,096
405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	472,408
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	914,221
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (5)	539,540
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/32	8/24 at 100.00	BBB+	1,108,630
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25	1/16 at 59.11	AAA	26,440
7,845	Total Texas			9,159,539

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.5%
$420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	$473,689
	Virginia – 0.3%
250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	284,170
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	514,205
	Wisconsin – 5.7%
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	305,898
940	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gunderson Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,053,513
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University, Series 2012, 4.000%, 10/01/32	10/22 at 100.00	A2	1,039,830
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	1,219,910
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	1,100,300
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	535,730
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.125%, 10/01/34	10/22 at 102.00	N/R	203,466
4,930	Total Wisconsin			5,458,647
$89,555	Total Long-Term Investments (cost $85,143,623)			94,729,458

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.1%
	MUNICIPAL BONDS – 1.1%
	California – 1.1%
$800	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (7)	No Opt. Call	N/R	$802,192
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (7)	No Opt. Call	N/R	100,274
120	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (7)	No Opt. Call	N/R	120,329
$1,020	Total Short-Term Investments (cost $1,020,000)			1,022,795
	Total Investments (cost $86,163,623) – 100.6%			95,752,253
	Floating Rate Obligations – (3.5)%			(3,335,000)
	Other Assets Less Liabilities – 2.9%			2,732,133
	Net Assets – 100%			$95,149,386

Nuveen Investments	55

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2015

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

56	Nuveen Investments

NEV
Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 103.3%
	MUNICIPAL BONDS – 102.3%
	Alabama – 0.9%
$2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/16 at 100.00	AA	$2,011,640
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%, 10/01/48 – AGM Insured	10/23 at 102.00	AA	1,089,430
3,000	Total Alabama			3,101,070
	Arizona – 3.9%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2046, 17.691%, 7/01/36 (IF) (4)	1/22 at 100.00	AA–	2,157,391
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,241,280
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General Obligation Bonds, Series 2009, 6.500%, 7/15/31 – BAM Insured	7/19 at 100.00	AA	2,834,850
1,030	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47	7/21 at 100.00	BB	1,104,273
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	306,301
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B+	2,245,740
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A–	56,946
1,787	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,801,886
11,272	Total Arizona			12,748,667
	California – 16.7%
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (5)	5,697,900
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 2015-XF2188, 12.608%, 10/01/16 (IF)	No Opt. Call	Aa1	1,336,999
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 24.740%, 10/01/33 (IF) (4)	10/19 at 100.00	AA	3,439,787
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
1,700	24.508%, 2/15/23 (IF) (4)	8/20 at 100.00	AA–	3,137,520
300	24.508%, 2/15/23 (IF) (4)	8/20 at 100.00	AA–	541,710
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (5)	1,265,930
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	554,625
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	500,576
275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured	7/16 at 100.00	AA+	282,376
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	547,404
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	1,844,760

Nuveen Investments	57

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
$1,250	17.266%, 6/01/40 (IF) (4)	6/25 at 100.00	A+	$1,821,500
2,445	17.252%, 6/01/40 (IF) (4)	6/25 at 100.00	A+	3,561,900
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 33.136%, 1/15/19 (IF) (4)	No Opt. Call	Aaa	6,526,496
1,710	Los Angeles Community College District, California, General Obligation Bonds, Tender Option Bond Trust 3237, 25.091%, 8/01/27 (Pre-refunded 8/01/18) (IF)	8/18 at 100.00	AA+ (5)	2,813,805
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 22.897%, 9/01/42 (IF) (4)	9/21 at 100.00	Aa3	2,742,400
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	602,569
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	1,354,158
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,408,334
1,030	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	1/16 at 102.00	N/R	1,007,762
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	293,517
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	289,025
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27	2/21 at 100.00	A–	606,425
700	6.750%, 8/01/33	2/21 at 100.00	A–	845,845
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27	2/21 at 100.00	BBB+	609,510
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	439,409
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	1,124,760
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 21.309%, 6/01/17 (IF) (4)	No Opt. Call	A+	3,896,496
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2005 Series 2007, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA	3,299,927
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A+	1,268,170
1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,139,738
39,130	Total California			54,801,333
	Colorado – 3.8%
1,941	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,943,174
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
250	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	250,195
26	5.000%, 9/01/16 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	24,467
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,018,760

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	$1,306,400
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	598,842
4,030	6.500%, 11/15/38	No Opt. Call	A	5,382,628
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	870,958
13,537	Total Colorado			12,395,424
	Connecticut – 0.4%
1,022	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,182,199
	Delaware – 0.0%
140	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	1/16 at 100.00	N/R	140,112
	District of Columbia – 0.5%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.375%, 3/01/31	3/21 at 100.00	BBB–	1,625,340
	Florida – 6.9%
1,785	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	1,701,408
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 5.625%, 6/01/33	6/23 at 100.00	BBB–	2,153,440
975	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	980,363
895	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	1/16 at 100.00	N/R	895,653
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33	6/21 at 100.00	BB–	1,175,950
600	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2006, 5.000%, 11/15/32	11/16 at 100.00	BBB–	617,514
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children's Hospital, Series 2010A, 6.000%, 8/01/30	8/20 at 100.00	A+	1,156,850
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,858,366
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A, 5.125%, 4/01/34 – AGC Insured	4/19 at 100.00	AA	3,987,093
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	1,688,250
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,069,050
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,115,460
425	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	450,738
80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	60,118
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	137,846

Nuveen Investments	59

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	$42,192
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (7)	5/18 at 100.00	N/R	1
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1, RMKT, 6.650%, 5/01/40 (7)	5/18 at 100.00	N/R	15,305
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	248,222
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (7)	5/18 at 100.00	N/R	216,248
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (7)	5/18 at 100.00	N/R	112,398
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	5/18 at 100.00	N/R	2
890	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	1/16 at 100.00	N/R	890,632
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,137,229
22,035	Total Florida			22,710,328
	Georgia – 5.3%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA	13,829,520
665	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	768,760
670	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	781,468
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB	1,532,300
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	102,895
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	314,018
14,935	Total Georgia			17,328,961
	Guam – 1.5%
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,883,077
1,500	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	1,693,125
1,250	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,400,750
4,510	Total Guam			4,976,952
	Illinois – 11.4%
3,055	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 3.840%, 6/15/23	12/16 at 100.00	N/R	3,054,846
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,040,820
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series 2005, 6.000%, 12/01/24 – AGM Insured	12/21 at 100.00	AA	2,339,820
645	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	693,814
355	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	431,059

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	$3,103,620
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
1,605	20.750%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB	1,999,172
1,540	16.791%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB	1,843,180
1,000	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	1/16 at 100.00	BB–	1,000,090
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/36	4/16 at 100.00	Baa3	3,964,480
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	1,013,080
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
690	17.850%, 8/15/20 (IF)	No Opt. Call	AA+	964,454
150	17.850%, 8/15/20 (IF)	No Opt. Call	AA+	204,330
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds Trust 11-16B, 27.629%, 8/15/39 (IF) (4)	8/19 at 100.00	AA+	3,480,345
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,089,140
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	555,070
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121, 26.548%, 2/15/35 – AGM Insured (IF) (4)	8/21 at 100.00	AA	855,814
970	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	1,084,237
30	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	35,318
2,235	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.000%, 6/01/24 (7)	1/16 at 100.00	Caa2	2,011,254
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30 (8)	1/16 at 100.00	D	1,073,463
1,515	5.250%, 1/01/36 (8)	1/16 at 100.00	D	605,697
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	1,187,080
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,042,000
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,764,874
35,905	Total Illinois			37,437,057
	Indiana – 1.6%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B–	1,345,240
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,627,020
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 7.750%, 9/01/31	9/21 at 100.00	N/R	2,391,960
4,895	Total Indiana			5,364,220

Nuveen Investments	61

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 2.7%
$3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	$3,198,420
1,245	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	1,256,442
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	3,249,498
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,271,928
8,940	Total Kansas			8,976,288
	Kentucky – 0.3%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series 2013, 5.700%, 8/01/39 – AGM Insured	8/23 at 100.00	AA	1,150,900
	Louisiana – 3.2%
2,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A3	2,157,960
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	3,382,006
2,710	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	3,056,934
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 18.329%, 5/01/33 (IF)	5/20 at 100.00	AA	1,773,841
9,180	Total Louisiana			10,370,741
	Massachusetts – 0.7%
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	707,788
525	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	565,593
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (7)	1/18 at 100.00	N/R	7,350
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30 (Alternative Minimum Tax)	6/20 at 100.00	AA–	1,039,150
5,150	Total Massachusetts			2,319,881
	Michigan – 2.2%
1,900	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	1/16 at 100.00	A3	1,906,346
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, School Building and Site, Series 2007, 5.000%, 5/01/32 – AGM Insured	5/17 at 100.00	Aa1	3,013,493
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	2,385,033
6,865	Total Michigan			7,304,872
	Mississippi – 0.1%
360	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	367,160
	Missouri – 0.2%
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	BBB–	661,453
	Nebraska – 0.3%
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43 (Pre-refunded 2/01/17)	2/17 at 100.00	AA (5)	1,057,040

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.6%
$2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	$2,237,120
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 3265, 33.112%, 4/01/17 (IF)	No Opt. Call	AA	3,150,989
3,670	Total Nevada			5,388,109
	New Jersey – 2.0%
795	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2015, 5.250%, 6/15/40 (UB) (4)	6/25 at 100.00	A–	829,749
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/16 at 100.00	BB–	1,091,520
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,798,748
1,280	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/26	12/19 at 100.00	AA	1,348,685
1,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	1,468,725
6,225	Total New Jersey			6,537,427
	New York – 3.7%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,246,014
1,225	6.250%, 7/15/40	1/20 at 100.00	BBB–	1,392,396
2,500	6.375%, 7/15/43	1/20 at 100.00	BBB–	2,862,500
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	6/21 at 100.00	BBB+	1,113,480
2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,631,350
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	520,330
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	307,864
2,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	2,026,140
11,090	Total New York			12,100,074
	Ohio – 9.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	898,180
6,000	5.750%, 6/01/34	6/17 at 100.00	B–	5,259,720
6,500	5.875%, 6/01/47	6/17 at 100.00	B	5,618,404
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	820,656
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/40 (UB)	5/25 at 100.00	AA+	11,164,700
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 5.750%, 11/15/31	11/21 at 100.00	AA	3,582,540
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	1,102,750
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 29.169%, 5/01/29 (IF)	5/19 at 100.00	A+	2,913,499

Nuveen Investments	63

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	$1,342,716
31,130	Total Ohio			32,703,165
	Pennsylvania – 6.4%
1,387	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	1,440,086
1,390	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	1,429,685
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	1,560,795
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	1/16 at 100.00	Ba3	1,334,933
150	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	170,292
1,350	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,566,446
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,083,120
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.903%, 8/01/38 (Pre-refunded 8/01/20) (IF) (4)	8/20 at 100.00	AA (5)	1,784,506
25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc. Series 2002A, 7.500%, 2/15/29	1/16 at 100.00	N/R	17,566
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/15 at 100.00	B–	1,000,000
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,106,180
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,274,004
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	1,154,310
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,480	0.000%, 12/01/30	12/27 at 100.00	A–	3,900,941
1,000	0.000%, 12/01/38	12/27 at 100.00	A–	1,105,240
18,897	Total Pennsylvania			20,928,104
	Puerto Rico – 0.8%
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,620,165
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	CC	936,590
2,500	Total Puerto Rico			2,556,755
	Rhode Island – 0.4%
1,110	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A, 5.000%, 4/01/27	4/25 at 100.00	Baa2	1,237,184
	Tennessee – 0.1%
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	178,731
	Texas – 2.7%
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (7)	7/18 at 100.00	N/R	201,250

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11947, 25.345%, 3/01/19 (IF)	No Opt. Call	AA+	$3,375,720
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	930,980
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	553,498
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	944,816
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,189,240
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (5)	1,618,620
10,065	Total Texas			8,814,124
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BB–	1,028,740
	Vermont – 0.9%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,000	6.125%, 1/01/28	1/21 at 100.00	Ba1	1,057,810
1,760	6.250%, 1/01/33	1/21 at 100.00	Ba1	1,851,168
2,760	Total Vermont			2,908,978
	Virgin Islands – 0.4%
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/39	10/24 at 100.00	BBB+	1,063,560
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	273,560
1,250	Total Virgin Islands			1,337,120
	Virginia – 0.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	1,517,880
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,102,183
3,010	Total Virginia			2,620,063
	Washington – 2.4%
250	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/16 at 100.00	N/R	249,828
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	2,206,160
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	2,356,600
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006, 5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	AA	1,033,590
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.625%, 10/01/40	10/19 at 100.00	Baa1	2,136,940
7,250	Total Washington			7,983,118

Nuveen Investments	65

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	$780,998
	Wisconsin – 6.3%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	4,031,544
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BBB–	3,015,390
1,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/31	No Opt. Call	AA	580,170
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	1,113,560
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	527,410
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,000	22.277%, 4/01/29 (IF) (4)	4/19 at 100.00	AA–	1,381,600
1,290	17.279%, 10/01/20 (IF) (4)	No Opt. Call	AA–	1,367,529
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,147,737
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	2,067,420
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	509,970
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust 11B, 33.230%, 5/01/36 (IF) (4)	5/19 at 100.00	AA–	4,867,600
17,285	Total Wisconsin			20,609,930
	Wyoming – 0.8%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
710	6.250%, 7/01/31	7/21 at 100.00	BBB	796,123
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,808,192
2,310	Total Wyoming			2,604,315
$305,473	Total Municipal Bonds (cost $291,497,752)			336,336,933

66	Nuveen Investments

Shares	Description (1)	Value
	COMMON STOCKS – 1.0%
	Airlines – 1.0%
75,333	American Airlines Group Inc. (9)	$3,481,891
	Total Common Stocks (cost $2,340,765)	3,481,891
	Total Long-Term Investments (cost $293,838,517)	339,818,824
	Floating Rate Obligations – (5.6)%	(18,595,000)
	Other Assets Less Liabilities – 2.3%	7,632,601
	Net Assets – 100%	$328,856,425

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(8)
On May 7, 2015, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 5.250% to 2.100%.

(9)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
	Assets and Liabilities	October 31, 2015

			AMT-Free				Enhanced
	Municipal Value		Municipal Value		Municipal Income		Municipal Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Assets
Long-term investments, at value (cost $1,902,990,683, $195,708,164, $85,143,623 and $293,838,517, respectively)	$2,074,946,860		$232,437,959		$94,729,458		$339,818,824
Short-term investments, at value (cost $—, $—, $1,020,000 and $—, respectively)	—		—		1,022,795		—
Cash	11,650,577		892,704		525,639		2,544,717
Receivable for:
Interest	25,695,629		3,680,919		1,341,440		6,932,463
Investments sold	2,370,919		20,434		1,405,480		106,204
Other assets	291,420		7,333		2,321		15,162
Total assets	2,114,955,405		237,039,349		99,027,133		349,417,370
Liabilities
Floating rate obligations	11,130,000		7,125,000		3,335,000		18,595,000
Payable for:
Dividends	5,899,227		798,059		313,065		1,641,345
Investments purchased	—		—		141,418		—
Accrued expenses:
Management fees	811,646		116,600		49,564		250,874
Directors/Trustees fees	291,137		1,773		736		14,337
Other	315,675		45,526		37,964		59,389
Total liabilities	18,447,685		8,086,958		3,877,747		20,560,945
Net assets	$2,096,507,720		$228,952,391		$95,149,386		$328,856,425
Shares outstanding	205,627,646		13,335,907		8,297,072		21,097,018
Net asset value ("NAV") per share outstanding	$10.20		$17.17		$11.47		$15.59
Net assets consist of:
Shares, $0.01 par value per share	$2,056,276		$133,359		$82,971		$210,970
Paid-in surplus	1,943,202,313		192,355,084		85,503,113		304,388,683
Undistributed (Over-distribution of) net investment income	9,191,144		1,058,569		333,417		3,048,734
Accumulated net realized gain (loss)	(29,898,190)		(1,324,416)		(358,745)		(24,772,269)
Net unrealized appreciation (depreciation)	171,956,177		36,729,795		9,588,630		45,980,307
Net assets	$2,096,507,720		$228,952,391		$95,149,386		$328,856,425
Authorized shares	350,000,000		Unlimited		200,000,000		Unlimited

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
	Operations	Year Ended October 31, 2015

		AMT-Free		Enhanced
	Municipal Value	Municipal Value	Municipal Income	Municipal Value
	(NUV )	(NUW )	(NMI )	(NEV )
Investment Income	$96,379,243	$12,384,726	$4,910,192	$23,016,918
Expenses
Management fees	9,682,254	1,367,016	583,757	2,935,231
Interest expense	79,539	39,639	7,926	231,568
Custodian fees	247,172	35,717	25,801	56,281
Directors/Trustees fees	56,081	6,083	2,545	8,811
Professional fees	140,499	93,649	24,057	72,209
Shareholder reporting expenses	266,804	50,968	16,558	37,136
Shareholder servicing agent fees	256,376	372	13,457	307
Shelf offering expenses	—	—	—	168,658
Stock exchange listing fees	66,130	8,094	8,131	8,094
Investor relations expenses	125,142	11,710	7,154	18,600
Other	77,459	16,361	11,163	16,915
Total expenses before expense reimbursement	10,997,456	1,629,609	700,549	3,553,810
Expense reimbursement	—	—	—	(84,329)
Net expenses	10,997,456	1,629,609	700,549	3,469,481
Net investment income (loss)	85,381,787	10,755,117	4,209,643	19,547,437
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	11,068,291	1,465,514	494,625	2,839,424
Swaps	—	—	—	(1,040,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(15,782,237)	(2,129,189)	(903,386)	(3,616,419)
Swaps	—	—	—	588,900
Net realized and unrealized gain (loss)	(4,713,946)	(663,675)	(408,761)	(1,228,095)
Net increase (decrease) in net assets from operations	$80,667,841	$10,091,442	$3,800,882	$18,319,342
See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Changes in Net Assets

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/15	10/31/14	10/31/15	10/31/14
Operations
Net investment income (loss)	$85,381,787	$88,465,526	$10,755,117	$10,814,536
Net realized gain (loss) from:
Investments	11,068,291	(23,760,811)	1,465,514	(777,431)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(15,782,237)	149,211,079	(2,129,189)	12,876,821
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	80,667,841	213,915,794	10,091,442	22,913,926
Distributions to Shareholders
From net investment income	(83,258,650)	(90,044,352)	(10,453,742)	(10,652,977)
From accumulated net realized gains	—	—	—	(1,170,323)
Decrease in net assets from distributions to shareholders	(83,258,650)	(90,044,352)	(10,453,742)	(11,823,300)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	2,131,586	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	328,495	—
Net increase (decrease) in net assets from capital share transactions	—	—	2,460,081	—
Net increase (decrease) in net assets	(2,590,809)	123,871,442	2,097,781	11,090,626
Net assets at the beginning of period	2,099,098,529	1,975,227,087	226,854,610	215,763,984
Net assets at the end of period	$2,096,507,720	$2,099,098,529	$228,952,391	$226,854,610
Undistributed (Over-distribution of) net investment income at the end of period	$9,191,144	$7,355,486	$1,058,569	$924,860

See accompanying notes to financial statements.

70	Nuveen Investments

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/15	10/31/14	10/31/15	10/31/14
Operations
Net investment income (loss)	$4,209,643	$4,182,791	$19,547,437	$20,288,705
Net realized gain (loss) from:
Investments	494,625	(48,482)	2,839,424	(1,145,517)
Swaps	—	—	(1,040,000)	67,000
Change in net unrealized appreciation (depreciation) of:
Investments	(903,386)	6,388,820	(3,616,419)	35,327,232
Swaps	—	—	588,900	(800,705)
Net increase (decrease) in net assets from operations	3,800,882	10,523,129	18,319,342	53,736,715
Distributions to Shareholders
From net investment income	(4,231,229)	(4,556,295)	(20,379,002)	(20,271,431)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,231,229)	(4,556,295)	(20,379,002)	(20,271,431)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	116,109	112,466	46,885	—
Net increase (decrease) in net assets from capital share transactions	116,109	112,466	46,885	—
Net increase (decrease) in net assets	(314,238)	6,079,300	(2,012,775)	33,465,284
Net assets at the beginning of period	95,463,624	89,384,324	330,869,200	297,403,916
Net assets at the end of period	$95,149,386	$95,463,624	$328,856,425	$330,869,200
Undistributed (Over-distribution of) net investment income at the end of period	$333,417	$356,378	$3,048,734	$3,728,518
See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
Municipal Value (NUV)
Year Ended 10/31:
2015	$10.21	$0.42		$(0.03)	$0.39	$(0.40)	$—	$(0.40)	$—		$—		$10.20	$10.07
2014	9.61	0.43		0.61	1.04	(0.44)	—	(0.44)	—		—		10.21	9.64
2013	10.31	0.44		(0.70)	(0.26)	(0.45)	—	(0.45)	—		0.01		9.61	9.05
2012	9.65	0.46		0.71	1.17	(0.47)	(0.06)	(0.53)	—	*	0.02		10.31	10.37
2011	9.82	0.48		(0.16)	0.32	(0.47)	(0.02)	(0.49)	—		—	*	9.65	9.66

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2015	17.19	0.80		(0.04)	0.76	(0.79)	—	(0.79)	—		0.01		17.17	17.22
2014	16.35	0.82		0.92	1.74	(0.81)	(0.09)	(0.90)	—		—		17.19	16.89
2013	17.78	0.85		(1.48)	(0.63)	(0.80)	(0.01)	(0.81)	—	*	0.01		16.35	15.23
2012	16.47	0.84		1.29	2.13	(0.82)	—	(0.82)	—		—		17.78	18.66
2011	16.85	0.93		(0.39)	0.54	(0.90)	(0.02)	(0.92)	—		—		16.47	17.06

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Ratios/Supplemental Data

Total Returns			Ratios to Average Net Assets

Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(c)

3.94%	8.86%	$2,096,508	0.53%		4.08%		16%
11.04	11.54	2,099,099	0.56		4.36		17
(2.55)	(8.67)	1,975,227	0.55		4.34		19
12.62	13.15	2,105,323	0.60		4.63		14
3.53	1.61	1,915,231	0.65		5.15		10

4.56	6.79	228,952	0.72		4.72		6
10.95	17.27	226,855	0.75		4.92		10
(3.59)	(14.31)	215,764	0.72		4.93		7
13.23	14.73	231,140	0.68		4.90		10
3.61	2.93	212,873	0.71		5.92		1

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Municipal Value (NUV)
Year Ended 10/31:
2015	—	%**
2014	0.01
2013	—	**
2012	0.02
2011	0.01

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2015	0.02%
2014	0.02
2013	—	**
2012	—
2011	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)
Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Offering Costs	Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price
Municipal Income (NMI)
Year Ended 10/31:
2015	$11.52	$0.51		$(0.05)	$0.46	$(0.51)	$—	$(0.51)	$—	$—	$11.47	$11.05
2014	10.80	0.50		0.77	1.27	(0.55)	—	(0.55)	—	—	11.52	11.30
2013	11.66	0.54		(0.83)	(0.29)	(0.57)	—	(0.57)	—	—	10.80	10.11
2012	10.75	0.57		0.91	1.48	(0.57)	—	(0.57)	—	—	11.66	12.66
2011	10.84	0.58		(0.10)	0.48	(0.57)	—	(0.57)	—	—	10.75	11.13

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2015	15.69	0.93		(0.06)	0.87	(0.97)	—	(0.97)	—	—	15.59	15.38
2014	14.10	0.96		1.59	2.55	(0.96)	—	(0.96)	—	—	15.69	14.91
2013	15.82	0.96		(1.80)	(0.84)	(0.96)	—	(0.96)	(0.01)	0.09	14.10	13.92
2012	13.97	1.01		1.80	2.81	(0.96)	—	(0.96)	—	—	15.82	16.16
2011	14.78	1.01		(0.89)	0.12	(0.93)	—	(0.93)	—	—	13.97	13.70

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

			Ratios/Supplemental Data

Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

4.08%		2.31%	$95,149	0.74%		4.43%		10%
12.06		17.55	95,464	0.76		4.55		15
(2.58)		(15.91)	89,384	0.73		4.73		18
14.05		19.51	96,298	0.78		5.09		15
4.73		4.62	88,488	0.77		5.61		16

5.68		9.90	328,856	1.05	(c)	5.93	(c)	12
18.67		14.58	330,869	1.08		6.49		5
(5.02	)*	(8.12)	297,404	1.08		6.44		12
20.67		25.68	305,341	1.12		6.73		11
1.28		1.02	269,050	1.17		7.47		33

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and/or the effect of the interest expense and fees paid on borrowings, where applicable, (each as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and Note 8 – Borrowing Arrangements), respectively, as follows:

Municipal Income (NMI)
Year Ended 10/31:
2015	0.01%
2014	0.01
2013	0.01
2012	0.01
2011	0.01

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2015	0.07%
2014	0.09
2013	0.08
2012	0.09
2011	0.08

(c)
During the period ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

Ratios to Average Net Assets
		Net Investment
Enhanced Municipal Value (NEV)	Expenses	Income (Loss	)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*
During the fiscal year ended October 31, 2013, Enhanced Municipal Value (NEV) received payments from the Adviser of $168,146 to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on NAV.

See accompanying notes to financial statements.

Nuveen Investments	75

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):
•	Nuveen Municipal Value Fund, Inc. (NUV) ("Municipal Value (NUV)")
•	Nuveen AMT-Free Municipal Value Fund (NUW) ("AMT-Free Municipal Value (NUW)")
•	Nuveen Municipal Income Fund, Inc. (NMI) ("Municipal Income (NMI)")
•	Nuveen Enhanced Municipal Value Fund (NEV) ("Enhanced Municipal Value (NEV)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Municipal Value (NUV) and Municipal Income (NMI) were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund's primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue

76	Nuveen Investments

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Directors/Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ

Nuveen Investments	77

Notes to Financial Statements (continued)
for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Municipal Value (NUV)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,070,290,118	$113,947	**	$2,070,404,065
Common Stocks	4,491,798	—	—		4,491,798
Corporate Bonds	—	—	50,997	**	50,997
Total	$4,491,798	$2,070,290,118	$164,944		$2,074,946,860

AMT-Free Municipal Value (NUW)

Long-Term Investments*:
Municipal Bonds	$—	$232,437,959	$—		$232,437,959

Municipal Income (NMI)
Long-Term Investments*:
Municipal Bonds	$—	$94,729,458	$—		$94,729,458
Short-Term Investments*:
Municipal Bonds	—	—	1,022,795	**	1,022,795
Total	$—	$94,729,458	$1,022,795		$95,752,253

Enhanced Municipal Value (NEV)
Long-Term Investments*:
Municipal Bonds	$—	$336,312,466	$24,467	**	$336,336,933
Common Stocks	3,481,891	—	—		3,481,891
Total	$3,481,891	$336,312,466	$24,467		$339,818,824

*	Refer to the Fund's Portfolio of Investments for industry/state classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

78	Nuveen Investments

The following is a reconciliation of Municipal Income's (NMI) Level 3 investments held at the beginning and end of the measurement period:

Municipal
Income (NMI )
Level 3 Short-Term
Municipal Bonds
Balance at the beginning of period	$1,036,932
Gain (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(14,137)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers (out of)	—
Balance at the end of period	$1,022,795
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(14,137)
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, was as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Municipal Income (NMI)
Short-Term Municipal Bonds	$1,022,795	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third

Nuveen Investments	79

Notes to Financial Statements (continued)
parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
Floating Rate Obligations Outstanding	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Floating rate obligations: self-deposited Inverse Floaters	$11,130,000		$7,125,000		$3,335,000		$18,595,000
Floating rate obligations: externally-deposited Inverse Floaters	24,335,000		10,165,000		6,005,000		146,485,000
Total	$35,465,000		$17,290,000		$9,340,000		$165,080,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
Self-Deposited Inverse Floaters	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Average floating rate obligations outstanding	$11,308,384		$7,125,000		$3,335,000		$15,663,301
Average annual interest rate and fees	0.60%		0.54%		0.22%		0.55%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters

80	Nuveen Investments

by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, Enhanced Municipal Value (NEV) had outstanding borrowings under such liquidity facilities in the amount of $594,520, which are recognized as a component of "Floating rate obligations". There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
Floating Rate Obligations - Recourse Trusts	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$4,500,000		$7,125,000		$—		$10,595,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	12,750,000		10,165,000		6,005,000		143,975,000
Total	$17,250,000		$17,290,000		$6,005,000		$154,570,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be

Nuveen Investments	81

Notes to Financial Statements (continued)
received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For over-the-counter ("OTC") swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.
Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps." In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, as part of its duration management strategies, Enhanced Municipal Value (NEV) invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Enhanced
	Municipal
	Value
	(NEV	)
Average notional amount of interest rate swap contracts outstanding*	$3,840,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

			Net Realized		Change in Net Unrealized
	Underlying	Derivative	Gain (Loss from	)	Appreciation (Depreciation of	)
Fund	Risk Exposure	Instrument	Swaps		Swaps
Enhanced Municipal Value (NEV)	Interest rate	Swaps	$(1,040,000)		$588,900
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

82	Nuveen Investments

4. Fund Shares
Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional shares through an equity shelf programs ("Shelf Offering"), which became effective with the SEC during prior fiscal periods.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund's NAV per share. In the event a Fund's Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.
Authorized shares, shares issued and offering proceeds, net of offering costs under each Fund's shelf offering during the Fund's current and prior fiscal periods, were as follows:

			AMT-Free		Enhanced
	Municipal Value (NUV)*		Municipal Value (NUW)**		Municipal Value (NEV)***
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/15	10/31/14	10/31/15	10/31/14	10/31/15	10/31/14
Authorized shares	—	19,600,000	1,200,000	1,200,000	5,200,000	5,200,000
Shares issued	—	—	122,737	—	—	—
Offering proceeds, net of offering costs	$—	$—	$2,131,586	$—	$—	$—

*	Represents authorized shares for the period November 1, 2013 through February 28, 2014.
**	Represents authorized shares for the period January 27, 2015 through October 31, 2015, and the period November 1, 2013 through February 28, 2014.
***	Represents authorized shares for the fiscal years ended October 31, 2015 and October 31, 2014.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Funds may incur. As Shelf Offering costs are expensed they are recognized as a component of "Other expenses" on the Statement of Operations.
During Enhanced Municipal Value's (NEV) current and prior fiscal period the Fund did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed Enhanced Municipal Value (NEV) for half of the costs incurred in connection with the Shelf Offering, which is recognized as "Expense reimbursement" on the Statement of Operations.
Share Transactions
Transactions in shares during the Funds' current and prior fiscal period were as follows:

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/15	10/31/14	10/31/15	10/31/14
Shares sold through shelf offering	—	—	122,737	—
Shares issued to shareholders due to reinvestment of distributions	—	—	18,995	—
Weighted average premium to
NAV per shelf offering share sold	—%	—%	1.36%	—%

Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/15	10/31/14	10/31/15	10/31/14
Shares issued to shareholders due to reinvestment of distributions	10,033	10,131	2,917	—

Nuveen Investments	83

Notes to Financial Statements (continued)
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Purchases	$333,852,383		$15,392,964		$10,131,286		$40,813,286
Sales and maturities	350,641,119		14,055,835		12,066,415		40,966,028
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Cost of investments	$1,885,616,316		$187,314,115		$82,627,841		$274,381,218
Gross unrealized:
Appreciation	$203,998,637		$38,232,549		$10,172,429		$50,514,864
Depreciation	(25,798,194)		(233,705)		(382,891)		(3,672,135)
Net unrealized appreciation (depreciation) of investments	$178,200,443		$37,998,844		$9,789,538		$46,842,729
Permanent differences, primarily due to taxable market discount, paydowns and non deductible offering costs resulted in reclassifications among the Funds' components of net assets as of October 31, 2015, the Funds' tax year end, as follows:

		AMT-Free			Enhanced
	Municipal	Municipal		Municipal	Municipal
	Value	Value		Income	Value
	(NUV )	(NUW	)	(NMI )	(NEV	)
Paid-in-surplus	$(4)	$3		$(2)	$(168,660)
Undistributed (Over-distribution of) net investment income	(287,479)	(167,666)		(1,375)	151,781
Accumulated net realized gain (loss)	287,483	167,663		1,377	16,879

84	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2015, the Funds' tax year end, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Undistributed net tax-exempt income1	$5,574,303		$655,809		$395,590		$3,767,334
Undistributed net ordinary income2	391,620		202,880		81,248		106,740
Undistributed net long-term capital gains	—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2015 and paid on November 2, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax year ended October 31, 2015 and October 31, 2014 was designated for purposes of the dividends paid deduction as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
2015	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income3	$83,476,720		$10,401,699		$4,196,006		$20,251,258
Distributions from net ordinary income2	193,185		69,219		43,093		127,511
Distributions from net long-term capital gains	—		—		—		—

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
2014	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income	$89,550,845		$10,608,117		$4,555,037		$20,250,337
Distributions from net ordinary income2	1,007,575		45,032		42,212		21,094
Distributions from net long-term capital gains	—		1,170,151		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2015, as Exempt Interest Dividends.

As of October 31, 2015, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Expiration:
October 31, 2016	$—		$—		$68,923		$—
October 31, 2017	—		—		289,822		—
October 31, 2018	—		—		—		2,946,811
October 31, 2019	—		—		—		16,146,849
Not subject to expiration	26,234,335		1,526,751		—		5,678,609
Total	$26,234,335		$1,526,751		$358,745		$24,772,269
During the Funds' tax year ended October 31, 2015, the Funds utilized capital loss carryforwards as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Utilized capital loss carryforwards	$11,011,739		$1,633,178		$496,000		$939,312

Nuveen Investments	85

Notes to Financial Statements (continued)
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for Municipal Value (NUV) is calculated according to the following schedule:

Municipal Value (NUV)
Average Daily Net Assets	Fund-Level Fee
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000
In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

Municipal Value (NUV)
Gross Interest Income	Gross Income Fee
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875
The annual Fund-level fee, payable monthly, for AMT-Free Municipal Value (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV) is calculated according to the following schedules:

AMT-Free Municipal Value (NUW)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

Municipal Income (NMI)
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For net assets over $5 billion	0.3750

Enhanced Municipal Value (NEV)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3875

86	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2015, the complex-level fee rate for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
8. Borrowing Arrangements
As part of its investment strategy, Enhanced Municipal Value (NEV) may use borrowings as a means of financial leverage. The Fund entered into a $100 million (maximum commitment amount) committed, unsecured, 364-day line of credit ("Borrowings") with its custodian bank. Interest charged on the used portion of the Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 1.25% or (ii) the overnight London Inter-bank Offered Rate ("LIBOR") plus 1.25%. In addition, the Fund accrued a commitment fee of 0.125% per annum on the unused portion of the Borrowings.
On June 13, 2014, Enhanced Municipal Value (NEV) renewed its Borrowings, at which time the termination date was extended through June 12, 2015. The Fund also paid a one-time closing fee of 0.10% on the maximum commitment amount of the Borrowings, which was fully expensed. All the terms of the Borrowings remained unchanged.
Borrowings outstanding were recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance is recognized as a component of "Interest expense" on the Statement of Operations.
During the current fiscal period the Fund did not utilize its Borrowings. On June 12, 2015, Enhanced Municipal Value (NEV) did not renew its borrowing arrangement and the Borrowings were therefore terminated.
During July 2015, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Borrowings for Enhanced Municipal Value (NEV) described above. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	87

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Will retire from the Funds' Board of Directors/Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Shares repurchased	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

88	Nuveen Investments

Glossary of Terms Used in this Report (Unaudited)

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments	89

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

90	Nuveen Investments

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	91

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Directors or Trustees (as the case may be) of each Fund (each, a "Board" and each Director or Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.
The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.
The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

92	Nuveen Investments

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect

Nuveen Investments	93

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

94	Nuveen Investments

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the applicable investment team. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

• The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

Nuveen Investments	95

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Municipal Value Fund, Inc., the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile for the one-, three- and five- year periods; however, the Fund outperformed its benchmark in each of such periods. The Board noted that, although the Fund appeared to lag its peers, the Fund is unlevered but placed in a peer group with generally levered funds, limiting the usefulness of the peer comparison. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

For Nuveen AMT-Free Municipal Value Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one- and three-year periods but the first quartile in the longer five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Municipal Income Fund, Inc., the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board noted that, although the Fund appeared to lag its peers, the Fund is unlevered but placed in a peer group with generally levered funds, limiting the usefulness of the peer comparison. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

For Nuveen Enhanced Municipal Value Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the first quartile in the three-year period and outperformed its benchmark in the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1.Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor's net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds' fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

96	Nuveen Investments

The Board noted that each of the Funds had a net management fee that was below or in line with its peer average and a net expense ratio that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3.Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have

Nuveen Investments	97

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows.

98	Nuveen Investments

The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds' portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	99

Board Members & Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
196

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
196

100	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					196

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					196

Nuveen Investments	101

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	196

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					197

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197

102	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments Holdings, Inc.	197

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197

■	SHERRI A. HLAVACEK 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015
Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
					197

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	197

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	197

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					197

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197

Nuveen Investments	103

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

104	Nuveen Investments

Notes

Nuveen Investments	105

Notes

106	Nuveen Investments

Notes

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
EAN-A-1015D 12539-INV-Y-12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Enhanced Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2015	$20,500	$3,500	$0	$1,816

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2014	$20,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2015	$ 1,816	$ 0	$ 0	$ 1,816
October 31, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Steven M. Hlavin is a Vice President at Nuveen Asset Management, LLC. He manages several open-end, closed-end and exchange-traded funds as well as a number of institutional portfolios. In addition to his portfolio management duties, he manages the firm’s tender option bond program. Prior to his current position, Mr. Hlavin was a senior analyst responsible for the firm’s risk management and performance reporting process. Mr. Hlavin joined the firm in 2003.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Steven Hlavin	Registered Investment Company	11	$9.072 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	1	$ 4.9 million
*	Assets are as of October 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NEV SECURITIES AS OF OCTOBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Steven Hlavin	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced Municipal Value Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2016